SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (date of earliest event reported): April 5, 2004
                                                  ---------------



                   AMERICAN BUSING CORPORATION
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




         Nevada                 000-50243              33-1025552
-----------------------   ---------------------    -------------------
(State of Incorporation   (Commission File No.)    (IRS Identification
 or Other Jurisdiction)                                  Number)




             13134 State Route 62, Salem, Ohio 44460
            ----------------------------------------
            (Address of principal executive offices)



                         (330)  332-8534
        -------------------------------------------------
        Registrant's telephone number including area code



  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     Effective as of April 5, 2004, the Company's name has been changed to Giant Motorsports, Inc. to more accurately reflect its current business. The name change was approved by the Company's shareholders on February 17, 2004, and such approval was previously reported in the Company's Definitive Schedule 14C Information Statement filed with the Securities and Exchange Commission on March 15, 2004. Additionally, as of April 5, 2004, the symbol under which the Company's common stock is traded on the Over-the-Counter Bulletin Board was changed to "GMOS." The Company issued a Press Release announcing both of these changes.

     The Press Release is being filed as an Exhibit to this Form
8-K.


Item 7.  Financial Statements and Exhibits.

Exhibits
--------

     The following exhibits are filed herewith:

Exhibit Number        Exhibit
--------------        -------

     99.1             Press Release


                           SIGNATURES
                           ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN BUSING CORPORATION



                                   By: /s/Gregory A. Haehn
                                      ---------------------------
                                        Gregory A. Haehn
                                        President


Dated: As of April 5, 2004


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